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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)                August 9, 1999


                             ERLY Industries Inc.
              (Exact Name of Registrant as Specified in Charter)

       California                     001-07894                95-231-2900
(State or Other Jurisdiction        (Commission               (IRS Employer
    of Incorporation)                File Number)           Identification No)

8641 United Plaza Boulevard
  Baton Rouge, Louisiana                                           70809
(Address of Principal Executive                                  (Zip Code)
          Offices)

Registrant's telephone number, including area code        (225) 922-4664

                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)
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Item 2.  Acquisition or Disposition of Assets.

     ERLY Industries, Inc. ("ERLY") signed a letter of intent on August 13, 1999 with Kellstrom Broadcasting Inc. and Demaree Media, Inc. to acquire the assets and business of four radio stations in Hot Springs, Arkansas for a total purchase price of $4,750,000. ERLY intends to finance these acquisitions through a combination of debt and privately placed equity, although it currently has no binding commitments from third parties to provide such financing. The consummation of these acquisitions is contingent upon ERLY being able to obtain such financing.


Item 3.  Bankruptcy or Receivership.

     On August 9, 1999, the bankruptcy court in the joint bankruptcy matters of Watch-Edge International, Inc. and ERLY Industries, Inc. confirmed the Modified Debtors' and ERLY Creditors' Committee Joint Plan of Reorganization and related ERLY Industries, Inc.'s; Watch-Edge, Inc.'s; and ERLY Creditors Committes's Disclosure Statement as Modified for the Joint Plan of Reorganization.


Item 4.  Changes in Registrant's Certifying Accountant.

     In the spring of 1999, ERLY's independent accountants, Deloitte & Touche LLP ("D&T"), resigned as ERLY's principal accountant for the audit of ERLY's financial statements. D&T's report for the year ended March 31, 1997 did not contain an adverse opinion, disclaimer of opinion, modification, or qualification. An audit for the fiscal year ended March 31, 1998 was not completed by D&T. An audit was not performed for the latest fiscal year ending March 31, 1999. Prior to D&T's resignation, there were no disagreements between D&T and prior management on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

     Also in the spring of 1999, ERLY engaged Postelwaithe & Netterville, LLP ("P&N") as its principal accountant to audit its financial statements. P&N is currently in the process of auditing ERLY's balance sheet at August 20, 1999.

Item 7.  Financial Statements and Exhibits.

The following exhibits are filed with this report:


Exhibit       Description
-------       -----------
2.1           Letter of Intent dated August 13, 1999 for acquisition of four radio stations in Hot Springs, Arkansas.
99.1          Debtors' and ERLY Creditors' Committee Joint Plan of
              Reorganization as Modified, dated as of June 1, 1999, with ERLY
              Industries, Inc.'s; Watch-Edge, Inc.'s; and ERLY Creditors
              Committes's Disclosure Statement as Modified for

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              the Joint Plan of Reorganization attached.
99.2 ERLY Industries, Inc. Monthly Operating Report Summary for Month Ending October 31, 1998 as submitted to United States Bankruptcy Court, Southern District of Texas, Corpus Christi Division.
99.3 ERLY Industries, Inc. Monthly Operating Report Summary for Month Ending November 30, 1998 as submitted to United States Bankruptcy Court, Southern District of Texas, Corpus Christi Division.
99.4 ERLY Industries, Inc. Monthly Operating Report Summary for Month Ending December 31, 1998 as submitted to United States Bankruptcy Court, Southern District of Texas, Corpus Christi Division.
99.5 ERLY Industries, Inc. Monthly Operating Report Summary for Month Ending January 31, 1999 as submitted to United States Bankruptcy Court, Southern District of Texas, Corpus Christi Division.
99.6 ERLY Industries, Inc. Monthly Operating Report Summary for Month Ending February 28, 1999 as submitted to United States Bankruptcy Court, Southern District of Texas, Corpus Christi Division .
99.7 ERLY Industries, Inc. Monthly Operating Report Summary for Month Ending March 31, 1999 as submitted to United States Bankruptcy Court, Southern District of Texas, Corpus Christi Division.
99.8 ERLY Industries, Inc. Monthly Operating Report Summary for Month Ending April 30, 1999 as submitted to United States Bankruptcy Court, Southern District of Texas, Corpus Christi Division.
99.9 ERLY Industries, Inc. Monthly Operating Report Summary for Month Ending May 31, 1999 as submitted to United States Bankruptcy Court, Southern District of Texas, Corpus Christi Division.
99.10 ERLY Industries, Inc. Monthly Operating Report Summary for Month Ending June 30, 1999 as submitted to United States Bankruptcy Court, Southern District of Texas, Corpus Christi Division.
99.11 ERLY Industries, Inc. Monthly Operating Report Summary for Month Ending July 31, 1999 as submitted to United States Bankruptcy Court, Southern District of Texas, Corpus Christi Division.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            ERLY INDUSTRIES, INC.
                                            ---------------------
                                            (Registrant)


Date:  August 24, 1999                      By: /s/ Nanette N. Kelley
              --                               ---------------------------
                                            Nanette N. Kelley
                                            Chairman, President and
                                            Chief Executive Officer

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